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                                EXHIBIT 23.A

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 4, 1994, included in Louisiana-Pacific Corporation's Form 10-K for the year ended December 31, 1993.



                                         ARTHUR ANDERSEN & CO.


Portland, Oregon
August 1, 1994

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